                                                                    EXHIBIT 10.2




                                  AMENDMENT VI

                                       TO

                                     JAYCOR

                               STOCK OPTION PLAN










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                                TABLE OF CONTENTS
                                                                          Page
 1.      Purpose, Definition of Company and Other Terms.................... 1
 2.      Eligibility....................................................... 2
 3.      Administration.................................................... 3
 4.      Option Price...................................................... 5
 5.      Exercise and Terms of Options; Consideration...................... 5
 6.      Option Period; Exercise Period.................................... 8
 7.      Issuance of Substitute Options.................................... 9
 8.      Exercise of Option; Payment for Shares............................ 9
 9.      Time Limit on Granting of Options; Date of Grant.................  10
10.      Non-transferability of Options...................................  10
11.      Adjustments by Reason of Recapitalization,
           Stock Split-ups, Etc...........................................  10
12.      The Right of the Company to Terminate Employment.................  11
13.      Amendments and Interpretation of the Plan........................  12
14.      No Obligation to Exercise Option.................................  12
15.      Use of Proceeds..................................................  12
16.      Rights as a Stockholder..........................................  13
17.      Compliance with the Law..........................................  13
18.      Cancellation of Options..........................................  13
19.      Limitation on Grants of Incentive Stock Options..................  14
20.      Securities Laws..................................................  15
21.      Other Provisions.................................................  15
22.      Indemnification of Committee.....................................  15
23.      Governing Law....................................................  16
24.      Effective Date of the Plan; Retroactivity........................  16

                                  AMENDMENT VI
                                       TO
                                     JAYCOR
                               STOCK OPTION PLAN
                                   (Restated)

         (formerly STOCK OPTION PLAN FOR EXECUTIVES AND KEY EMPLOYEES)

        PURPOSE, DEFINITION OF COMPANY AND OTHER TERMS

        1.1 The purpose of this Stock Option Plan for Executives and Key Employees ("Plan") is to aid in maintaining and developing management for JAYCOR, a California corporation ("Company") which will best advance the long range interests and performance of the Company by affording present and future executives and other Key Employees an opportunity to secure a substantial stock ownership in the Company in favorable terms. They thus will be encouraged to acquire a permanent stake in the prosperity of the Company, and the interest and outlook of an owner with respect to the company. The Plan will also permit the company to compete with other organizations offering similar plans in obtaining and retaining the services of executives and other key personnel whom the Company desires to employ during the period of the Plan. Since a participant is required to remain in the services of the Company for at least four (4) years to obtain the full benefits of the plan, it should also provide an inducement to participants so to remain with the Company. The Plan will also permit the Company to compete with other organizations in obtaining and retaining the services of selected individuals as Directors and of selected individuals or organizations who are independent contractors in circumstances under which the Company might otherwise be at a competitive disadvantage in attempting to obtain those services.

        1.2 The word "Company", when used in the Plan with reference to employment, shall include subsidiaries of the Company. The word "subsidiary", when used in the Plan, shall mean any subsidiary of the Company within the meaning of Section 425(f) of the Internal Revenue Code of 1954, as amended (the "Code").
        1.3 The masculine shall include the feminine and neuter, and the singular shall include the plural, wherever the context so requires.

        2.      ELIGIBILITY

                2.1 Options will be granted under the Plan only to (1) employees of the Company (including Officers and assistant officers) who perform services of special importance to the Company in the management, operation and development of the business, all of whom are described herein as "Key Employees"; (2) selected Directors of the Company, whether or not employees of the Company; and (3) certain persons or organizations who are independent contractors and who render to the Company services of special importance to the Company in the management, operations and development of its business. Any grantee may hold more than one option, but only on the terms and subject to the restrictions contained herein. Such Key Employees, Directors and independent contractors (collectively referred to herein as "Participants" or "Optionees") will be selected from time to time during the period when the Plan is in operation by the Executive Committee of the Company which will also determine the number of shares which each participant shall be entitled to purchase under his Option.

        3.      ADMINISTRATION

                3.1 The Executive Committee of the Company (the "Committee") shall administer the Plan; any action of the Committee with respect to the administration of the Plan shall be pursuant to a majority vote or pursuant to the written consent of a majority of its members. Subject to the provisions of the Plan, the Committee shall have the sole authority, in its absolute discretion: (a) to determine and designate from time to time which Key Employees, Directors and independent contractors to whom options to purchase unissued shares of the common stock ("common shares" or "shares") of the Company shall be granted; (b) to grant stock options which are "Incentive Stock Options" (within the meaning of Section 422A (b) of the Internal Revenue Code of 1954 as amended (the "Code")), to grant stock options which are not Incentive Stock Options, and to determine which Key Employees shall be granted Incentive Stock Options, which Key Employees, Directors and independent contractors of the Company shall be granted options which are not Incentive Stock Options, and which Key Employees shall be granted both and in what ratio; (c) to determine the number of shares to be subject to options granted hereunder (subject, however, to the limitations specified in Sections 3.2 and 19), and the time or times when such options shall be granted; (d) to determine the option price of the shares subject to each option (subject, however, to the limitations specified in Section 4); (e) to determine the time or times when each option becomes exercisable and the duration of the exercise period; (f) to prescribe the form or forms of the option agreements under the Plan (which shall be consistent with the Plan but need not be identical); (g) to adopt, amend, and rescind such rules and regulations as in its opinion may be advisable in the administration of the Plan; and (h) to construe and interpret the Plan, the rules and regulations and the option agreements under the

Plan, and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations by the Committee of the terms of the Plan and the agreements and other instruments created pursuant to the Plan made in good faith shall be final, binding and conclusive on all Optionees for all purposes.

        3.2 The total number of common shares which may be sold or transferred pursuant to the exercise of options granted under this Plan shall not, except as provided in Paragraph 11 hereof, exceed 1,000,000 in the aggregate. In the event that an option granted under the Plan expires, is cancelled, or is terminated unexercised as to any shares subject thereto, such shares subject to the unexercised portion of such option may again be subject to an option granted under this Plan. Shares to be sold or transferred pursuant to this Plan shall be authorized but unissued common shares of the Company or previously issued shares which have been reacquired by the Company.

        3.3 The Company shall effect the grant of options under the Plan to Key Employees, Directors and independent contractors of the Company in accordance with the determinations made by the Committee, by the execution of agreements with Optionees, and any other necessary instruments in writing in form approved by the Committee and conforming to the provisions of the Plan. The Committee shall from time to time authorize and direct the issuance and sale of common shares of the Company pursuant to such options as and when the same may be exercised, in whole or in part, in accordance with their terms.

        3.4 Options which are Incentive Stock Options shall be clearly identified as Incentive Stock Options (ISO's), and options which are not Incentive Stock Options shall be clearly identified as non-Incentive Stock Options ("non-ISO's").

        4.      OPTION PRICE

                4.1 In the case of each Incentive Stock Option and each other option granted pursuant to the Plan, the purchase price for each share subject to the option shall be not less than the fair market value per share of the stock on the date of grant of such option, as determined by the Committee in good faith; provided, however, that a non-ISO may be granted at such lesser exercise price (but not less than 85% of the fair market value per share) as may be determined by the Committee consistent with applicable legal requirements.

                4.2 In making its determination, the Committee may use any reasonable valuation method, taking into consideration prices at which shares of the stock have been recently sold and purchased, the number of shares traded, and other relevant factors as determined by the Committee.

                4.3 If, after the granting of an option to any Optionee hereunder, a substitution or an adjustment shall be required to be made under Paragraph 11 in the number or kind of shares of stock or other securities then subject to such option, the price per unit payable by the Optionee for shares or securities which he may thereafter be entitled to purchase under such option shall be concurrently adjusted so that the aggregate purchase price of all shares or securities not theretofore purchased under such option will be apportioned ratably and equitably to and among the substituted or adjusted number or kind of shares of stock or other securities.

        5.      EXERCISE AND TERMS OF OPTIONS; CONSIDERATION

                5.1 Each Key Employee to whom an option is granted under the Plan, shall, as consideration therefor and as a condition of its grant, remain in the continuous employ of the Company for at least one year from the date of grant of such option before he may exercise any part of the option.

                5.2 Subject to the provisions of Sections 5.3, 5.4, and 5.5 the exercise of options may be limited in whole or in part for any period or periods of time as specified in the option agreements. Except as may be so specified, any option may be exercised in whole at any time, or in part from time to time, during the option period; provided however, that no option granted to a Key Employee may be exercised more than thirty days after such optionee's employment with the Company has been terminated for any reason except his retirement with the consent of Company, death or disability (within the meaning of Section 105(d) of the Code); within such thirty-day (30) period, said Optionee may exercise his option only to the extent the same was exercisable on his date of termination.

                5.3 Upon the retirement, with the consent of the Company, of an Optionee who was granted his option as a Key Employee, his option may be exercised by him at any time within the period ending with the earlier of the expiration date of his option or three (3) months after the date of his retirement, to the extent it was exercisable on the date of his retirement.

                5.4 Upon the death of a Key Employee (while still employed by the Company), the executor or administrator of his estate or the person to whom his option shall have been transferred pursuant to will or the laws of descent and distribution may, within the period ending with the earlier of the expiration date of his option or one year from the date of the Optionee's death, exercise his option to the extent it was exercisable on his date of death.

                5.5 In the event of the termination of his employment by the Company due to the disability (within the meaning of Section 105(d)(4) of the Code) of an Optionee who was granted his option as a Key Employee, the disabled Optionee (or a legal representative who is a mere custodian of the Optionee's property, stands in a fiduciary relationship to such Optionee, and is subject to Court supervision) may, within the period ending with the earlier of the expiration date of his Option or one
(1) year after the termination of the Optionee's employment with the Company exercise said option to the extent it was exercisable on the date of said termination of employment.

        5.6 To the extent that any option of a retired, deceased or disabled Optionee who was granted his option as a Key Employee is not exercised within the limited periods specified in Sections 5.3, 5.4, and 5.5, all further rights to purchase shares pursuant to such option shall cease and terminate as of the expiration of such period.

        5.7 Any other provision of the Plan notwithstanding, no option shall be exercised after the date ten years from the date or grant of such option.

        5.8 With respect to an Incentive Stock Option granted under this Plan before January 1, 1987, such option shall provide that it shall not be exercisable while there is outstanding (within the meaning of Section 422A(c)(7) of the Code) any incentive stock option which was granted before the grant of such option. Incentive Stock Options granted after December 31, 1986 shall not be subject to any such sequential exercise restriction.

        5.9 Notwithstanding anything herein to the contrary, no option which was granted to a Key Employee which is not exercisable at the termination of such participant's employment by the Company shall thereafter become exercisable, regardless of the reason for such termination.

        6.      OPTION PERIOD; EXERCISE PERIOD

                6.1 Each Option granted pursuant to this Plan shall have an option period of not less than five (5) years nor more than ten (10) years from the date of the grant thereof, provided, however, that each option granted to a Key Employee shall have an option period of five (5) years from the date of the grant thereof.

                6.2 Each Key Employee to whom an option has been granted shall have the right to purchase shares subject to his option at any time, or from time to time, during the option period in accordance with the following vesting schedule:

        Continuous Employment by                        Total Percentage of
        Company During Option Period                    Option Shares
        Purchasable
        Less than 1 year                                          0%
        1 Year but less than 2 Years                             25%
        2 Years but less than 3 Years                            50%
        3 Years but less than 4 Years                            75%
        4 or more Years                                         100%

                a. An Optionee shall be credited with a whole year of continuous employment by the Company during the Option Period only on an anniversary date of the grant of this option and only if on such anniversary date he is, and has been continuously since the date of the grant of his option in the employ of the Company.

                b. Nothing herein shall be construed to give an Optionee the right to purchase, in the aggregate, more than the aggregate number of shares which are subject to the option granted to him.

                  c. Absence of an Optionee on duly granted leave or due to sickness, for a period of not more than ninety (90) days, shall not be deemed to be an interruption of the continuity of his employment for purposes of this Plan.

        7.      ISSUANCE OF SUBSTITUTE OPTIONS

                7.1 Notwithstanding the provisions of Sections 4, 5 and 6 above, the Committee may also issue options having terms and provisions which vary from those specified in said sections, provided that any options issued pursuant to this section are issued in substitution for, or in connection with the assumption of, existing options issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, separation reorganization or liquidation to which the Company or a subsidiary is a party.

        8.      EXERCISE OF OPTION; PAYMENT FOR SHARES

                8.1 Shares may be purchased pursuant to an option granted under the Plan only upon receipt by the Company of notice in writing from the Optionee of his intention to purchase, specifying the number of shares as to which he desires to exercise his option and the date (which shall be within thirty (30) days after receipt by Company of said notice) on which he desires to complete his purchase and containing the representation, satisfactory to Company's counsel, that it is the optionee's present intention to acquire the shares being purchased for investment purposes only and not with a view to distribution. Upon the dates specified for the completion of the purchase of his shares, the Optionee shall pay the Company therefor in current funds the full purchase price of the shares purchased. Upon, and as a condition precedent to exercise of the option granted under the Plan, the Optionee shall sign the Company's then effective Stock Restriction Agreement.

        9.      TIME LIMIT ON GRANTING OF OPTIONS; DATE OF GRANT

                9.1 No options may be granted under the Plan subsequent to June 2, 1990. The date of grant of any option shall be deemed to be the date on which the grant of such option shall be approved by the Committee or such later date as the Committee shall, at the time of such approval, fix therefor. In the event Action taken by the Committee is by written consent of its members, the Action of the Committee shall be deemed to be taken at the time the last executing member signs the consent, unless such Action specifies a later time.

        10.     NON-TRANSFERABILITY OF OPTIONS

                10.1 No option granted under the Plan shall be transferable by the Optionee other than by will, if he dies intestate, by the laws of descent and distribution of the state of his domicile at the time of his death, and such option shall be exercisable during his lifetime only by such Optionee.

        11.     ADJUSTMENTS BY REASON OF RECAPITALIZATION, STOCK SPLIT-UPS, ETC.

                11.1 If, after the effective date of this Plan, the shares of common stock of the Company shall be changed into or exchanged for a different number and/or kind of shares of stock or other securities of the Company, or of another company (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise), there shall be substituted for each share of common stock of the Company theretofore appropriated, or thereafter subject to appropriation by the Committee for the purposes of the Plan (whether or not such shares are at the time subject to outstanding options), the number and kind of shares of stock and/or other securities into which each share of common stock of the Company shall be so changed, or for which each such share shall be exchanged. In the event the Company shall pay any dividend in common shares of the Company upon the common stock of the Company, during the period of any option, the number of shares then subject to such option and the number of shares reserved for issuance pursuant to the Plan, but not yet subject to any option, shall be adjusted by adding to each such share the shares which would have been distributed as a stock dividend thereon had such share been outstanding at the record date for the payment of the stock dividend.

                11.2 The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustments may provide for the elimination of any fractional share which might otherwise become subject to an option.

        12.     THE RIGHT OF THE COMPANY TO TERMINATE EMPLOYMENT

                12.1 Nothing contained in the Plan or in any option granted pursuant to the Plan shall confer upon any Optionee any right to be continued in the employment of the Company, or any subsidiary of the Company, nor does it limit in any way the right of the Company to terminate employee's employment at any time, with or without cause.

        13.     AMENDMENTS AND INTERPRETATION OF THE PLAN

                13.1 The Committee shall have the right to amend, suspend or terminate the Plan at any time, provided, however, that no action shall affect or in any way impair the rights of an Optionee under any option theretofore granted under the Plan, and provided further that no such action, without approval of the stockholders, may (a) increase the total number of shares of stock which may be sold or transferred pursuant to options granted under the Plan, except as permitted pursuant to Section 11; (b) expand the class of employees eligible to participate in the Plan; (c) decrease the minimum option price specified in Section 4; (d) extend the maximum term of options granted hereunder; or (e) extend the term of the Plan. Notwithstanding anything in this Plan to the contrary, the Committee shall have the authority, power, and right to modify and amend options granted under this Plan prior to June 3, 1986 to allow for the acceleration of the exercise, vesting, or option period of such options. Furthermore, the Committee shall have the authority, power and right to provide that options granted subsequent to June 3, 1986 may, in the Committee's sole discretion, be exercisable in accordance with a vesting schedule different from that set forth in Section 6.2 of this Plan.

        14.     NO OBLIGATION TO EXERCISE OPTION

                14.1 Granting of an option shall impose no obligation on the recipient to exercise such option.

        15.     USE OF PROCEEDS

                15.1 The proceeds received from the sale of shares pursuant to the Plan shall be used for general corporate purposes.

        16.     RIGHTS AS A STOCKHOLDER

                16.1 An Optionee or a transferee of an option shall have no rights as a stockholder with respect to any share covered by his option until he shall have become the holder of record of such share, and he shall not be entitled to any dividends or distributions or other rights in respect of such share for which the record date is prior to the date on which he shall have become the holder of record thereof. An Optionee shall, for informational purposes, however, be provided with all annual or other reports, notices of meetings of shareholders and proxy materials, if any, as may be disseminated by the Company to its shareholders.

        17.     COMPLIANCE WITH THE LAW

                17.1 The Company is relieved from any liability for the non-issuance or non-transfer or any delay in issuance or transfer of any shares of stock subject to options under the Plan which results from the inability of the Company to obtain, or in any delay in obtaining, from any regulatory body having jurisdiction all requisite authority to issue or transfer shares of stock upon exercise of the options under the Plan or shares of stock issued or transferred as a result of such exercise if counsel for the Company deems such authority reasonably necessary for lawful issuance or transfer of any such shares. Appropriate legends may be placed on the stock certificates evidencing shares issued upon exercise of options to reflect such transfer restrictions.

        18.     CANCELLATION OF OPTIONS

                18.1 The Committee, in its discretion, may, with the consent of any optionee, cancel any outstanding option hereunder.

        19.     LIMITATION ON GRANTS OF INCENTIVE STOCK OPTIONS

                19.1 With respect to Incentive Stock Options granted before January 1, 1987, the aggregate fair market value (determined at the time an option is granted) of the shares of stock for which any employee may be granted Incentive Stock Options in any calendar year under this Plan and under any other stock option plan of the Company and any parent or subsidiary thereof shall not exceed $100,000 plus any "unused limit carryover" as determined under
Section 422A(c)(4) of the Code.

        19.2 With respect to Incentive Stock Options granted after December 31, 1986, to the extent the aggregate fair market value of the underlying stock for all such options which become exercisable by the optionee for the first time in any calendar year exceeds $100,000 such options shall be treated as options which are not Incentive Stock Options. Fair market value for this purpose shall be determined as of the date the option is granted. The aggregate value of stock relating to Incentive Stock Options granted before January 1, 1987 shall not be considered for this purpose. This paragraph shall apply to underlying stock of options by the order in which options are granted.

        19.3 No Incentive Stock Option or other option shall be granted to any Key Employee, Director or independent contractor, who, at the time the option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company. However, an Incentive Stock Option or other option may be granted to such Key Employee, director or independent contractor if at the time such option is granted the option price is at least 110% of the fair market value of the shares subject to the option and such option by its terms is not exercisable after the expiration of five (5) years from the date such option is granted.

        20.     SECURITIES LAWS

                20.1 Each option under the Plan shall be granted on such terms and conditions, including investment intent, as are deemed advisable by the Committee in order to comply with applicable federal, state and local securities laws, rules and regulations. No options shall be granted and no shares shall be sold or transferred upon the exercise of any option unless and until the issuance complies with any then applicable requirements of the Securities and Exchange Commission, the California Commissioner of Corporations, other regulatory agencies having jurisdiction thereof, and any exchanges upon which stock of the Corporation may be listed.

        21.     OTHER PROVISIONS

                21.1 The agreements authorized under this Plan shall contain such other provisions, including, without limitation, conditions and restrictions upon the exercise of the option, as the Committee shall deem advisable in its absolute discretion, provided, however, that no such provisions shall contravene the other provisions of this Plan.

        22.     INDEMNIFICATION OF COMMITTEE

                22.1 In addition to such other rights of indemnification as they may have as Directors, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in the connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with this Plan or agreements made thereunder, and against all amounts paid by them in settlement thereof or in satisfaction of a judgement therefore, provided such settlement is approved by independent legal counsel selected by the Company, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for gross negligence or willful misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding such Committee member shall, in writing, offer the Company the opportunity, at its own expense, to handle and defend the same.

        23.     GOVERNING LAW

                23.1 This Plan shall be governed by the laws of the State of California.

        24.     EFFECTIVE DATE OF THE PLAN; RETROACTIVITY

                24.1 The Plan became effective on June 16, 1980, when it was approved by the Commissioner of Corporations of the State of California. This Amendment VI is retroactive to that date, and any unexercised option granted pursuant thereto and prior to the adoption of this Amendment may, at the discretion of the Committee and with the consent to the Optionees, be modified to permit such option to qualify as an Incentive Stock Option under Section 422A of the Code.

                         JAYCOR STOCK OPTION AGREEMENT


                                     SHARES


THIS STOCK OPTION AGREEMENT ("Option" or "Agreement") is made this day of _______________, by and between JAYCOR, a California corporation (the "Company"), and the ("Optionee") whose name and address is as follows:







        In consideration of the services to be rendered to it in the course of his employment and to furnish an incentive for the more energetic and enthusiastic performance of said services, the Company hereby grants to Optionee and option on shares of the $.05 par value common stock ("common shares") at a price and in all respects subject to the terms and conditions of this Agreement.

                                1. OPTION PRICE

        The price of the stock subject to this option shall be ________ per share subject, however, to adjustment as hereinafter provided.

                                2. OPTION PERIOD

        This option shall continue in effect for a period of ten years from the date hereof, subject to earlier forfeiture as hereinafter provided in Paragraphs 6, 7 and 8.

        3. NUMBER OF SHARES WHICH MAY BE PURCHASED ANNUALLY

        The Optionee shall have the right to purchase, at any time or form time to time during the option period after the end of the first year thereof, and shall have additional cumulative rights, respectively accruing at the end of each succeeding year thereof until such Optionee shall have become entitled to purchase all of the shares herein optioned, to purchase at any time or from time to time during the remainder of the option period, a maximum of the number of shares (rounded to the nearest whole share) determined by multiplying the number of shares subject to the Option granted hereunder (as adjusted, if necessary, pursuant to paragraph 9 hereof) by a fraction, the numerator of which shall be the number of months (rounded to the nearest full month) the Optionee shall have been in the continuous employ of the Company since the date this Option was granted and the denominator shall be forty-eight (48); and provided further that, except as hereinafter provided, no option may be exercised unless, at the time of such exercise, the Optionee is in the employ of the Company and shall have been so employed continuously since the date that this Option was granted.

                             4. EXERCISE OF OPTION

        4.1 This Option shall be exercisable by written notice which shall:

                4.1.1 State the election to exercise the Option, the number of shares in respect to which it is being exercised, the person in whose name the stock certificate or certificates for such shares of Common Stock is to be registered, his address and Social Security Number (or if more than one, the names, addresses and Social Security Numbers of such persons);

                4.1.2 Contain such representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be satisfactory to the Company's counsel;

                4.1.3 Be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to counsel for the Company, of the right to such person or persons to exercise the Option.

        4.2 Payment of the purchase price of any shares with respect to which the Option is being exercised shall be delivered with the notice of exercise. The certificate or certificates for shares of Common Stock as to which the Option shall be exercised shall be registered in the name of the person or persons exercising the Option.

        4.3 As a condition to his exercise of this Option, the Company may require the person exercising this Option to make any representation and warranty to the Company as may be required by any applicable law or regulation.

                        5. NONTRANSFERABILITY OF OPTION

        This Option may not be transferred in any manner otherwise than by Will or the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by him.

                        6. TERMINATION OF EMPLOYMENT

        In the event the employment of the Optionee with the Company shall terminate for any reason other than physical disability preventing him from performing his regular duties, or death or retirement with the consent of the Company before the full exercise of this Option, this Option and all the Optionee's rights (including rights to purchase shares thereunder which have accrued but which remain unexercised) to further exercise this Option shall terminate upon the expiration of thirty (30) days after the date upon which the employment of Option with the Company terminates. Notwithstanding the foregoing, if the Executive Committee of the Company determines that the Optionee has intentionally committed an act materially inimical to the interests of the Company or a subsidiary, all of the Optionee's rights to purchase shares pursuant to his option (including rights to purchase shares thereunder which have accrued but which remain


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
unexercised) shall immediately terminate. Nothing contained in this Option shall confer upon the Optionee any right to be continued in the employment of the Company or interfere in any way with the right of the Company to terminate his employment at any time for any cause.

                                 7. RETIREMENT

        In the event the Optionee retires with the consent of the Company during the term of this Option, or in the event his employment shall terminate because of physical disability, without having fully exercised his Option rights, the Optionee shall have the right to exercise his accrued but unexercised Option rights, if any, as of the date of his retirement or of such termination of employment, in full or in part, at any time prior to the expiration date of this Option or prior to the expiration of three (3) months after the date of such retirement or termination, whichever is the shorter period, and at the expiration of such period this Option shall terminate. Whether a termination of employment is to be considered a retirement with consent of the Company or a termination of employment because of physical disability for the purposes of this Option shall be determined by solely the Executive Committee of the Company, and its determination shall be final.

                              8. DEATH OF EMPLOYEE

        In the event of the death of the Optionee while in the employ of the Company, this Option shall be exercisable at any time prior to the expiration date of this Option or prior to the expiration of one (1) year after the date of such death, whichever is the shorter period, but only by the persons or person to whom the Optionee's rights under this Option shall pass by the Optionee's Will or by the laws of descent and distribution of the state of his domicile at the time of his death, and then only if, and to the extent that, the Optionee was entitled to exercise this Option at the date of his death. At the expiration of such period, all further rights to purchase shares pursuant to this Option shall terminate.

                   9. RECAPITALIZATION, STOCK DIVIDENDS, ETC.

        If after the date of this Option the shares of the common stock of the Company shall be changed into or exchanged for a different number and/or kind of shares of stock or other securities of the Company or of another Company (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise), there shall be substituted for each share of common stock of the Company then subject to this Option, the number and kind of shares of stock and/or other securities into which each share of common stock of the Company shall be so changed, or for which each such share shall be exchanges. In the event the Company shall pay any dividend in common shares of the Company upon the common stock of the Company, during the period of any option, the number of share then subject to such option shall be adjusted by adding to each such share the shares or fractions thereof which would have been distributable as a stock dividend thereon had such share been outstanding at the record date of the payment of the stock dividend. If, after the granting of this Option, a substitution or an adjustment shall be required to be made under the immediately foregoing provisions in the number and/or kind of shares of stock or other securities then subject to such option, the price per unit payable by the Optionee for shares or securities which he may thereafter be entitled to purchase under such option shall be concurrently adjusted so that the aggregate purchase price of all shares or securities not theretofore purchased under such option will be apportioned ratably and equitably to and among the substituted or adjusted number and/or kind of shares of stock or other securities.

                          10. AUTHORIZATION OF OPTION

        This Option is granted pursuant to the STOCK OPTION PLAN FOR EXECUTIVE AND KEY EMPLOYEES of the Company, adopted at a meeting of the Board of Directors held on June 4, 1980; and approved by the shareholders of the Company on June 3, 1980; and has since been amended on July 30, 1982; June 7, 1983; February 2, 1984; April 30, 1986; April 17, 1987; and September 10, 1987. Said Plan is now know as Amendment VI to JAYCOR Stock Option Plan (Restated) (the "Plan").

                           11. RESTRICTIONS ON SHARES

        All shares issued pursuant to the exercise of this Option shall contain the following restrictive legends:

                It is unlawful to consummate a sale or transfer of this security, of any interest therein, or to receive any consideration therefore, without the prior written consent of the Commissioner of Corporations of the State of California, except as permitted in the Commission's Rules.

                The securities offered hereby have not been registered with the Securities and Exchange Commission under the Securities Act of 1933 ("Act"), as amended, on reliance upon the nonpublic offering exemption provided by Section 4(2) of such act. Consequently, these securities may be transferred only pursuant to a registration statement filed and effective under the act or pursuant to the opinion of counsel of JAYCOR that such securities may be transferred without registration under the act.

                Any transfer or pledge of the shares represented by this certificate, or the transfer of any interest in those shares, is restricted by the provisions of a stock restriction agreement dated October 18, 1977, a copy of which may be inspected at the Principal Office of JAYCOR, and all of the provisions of which are incorporated herein.



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
                                   12. NOTICE

        Each notice relating to this Agreement shall be in writing and delivered in person or by certified mail to the proper address. Each notice shall be deemed to have been given on the date it is received. Each notice to the Company shall be addressed to it at its principal office, now at 11011 Torreyana Road, San Diego, California 92121, attention of the Secretary. Each notice to the Optionee or the person or persons then entitled to exercise the Option shall be addressed to the Optionee or such other person or persons at the Optionee's address set forth in the heading of this Agreement. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

                           13. BENEFITS OF AGREEMENT

        This Agreement shall inure to the benefit of and be binding upon each successor of the Company. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be binding upon the Optionee's heirs, legal representatives, and successors. This Agreement shall be the sole and exclusive source of any and all rights which the Optionee, his heirs, legal representatives, or successors may have in respect to the Plan or any options of Common Stock granted or issued thereunder, whether to himself or to any other person.

                           14. RESOLUTION OF DISPUTES

        Any dispute or disagreement which should arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement will be determined by the Executive Committee of the Company. Any determination made hereunder shall be final, binding, and conclusive for all purposes.

        IN WITNESS WHEREOF, the Company and the Optionee have caused this Agreement to be executed as of the day, month and year first above written.


COMPANY:                        JAYCOR, a California Corporation



                                By:   /s/ D.K. BIDWELL
                                    ----------------------------
                                           D.K. Bidwell



EMPLOYEE:                           ----------------------------



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